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                                                                    EXHIBIT 23.2




                          CONSENT OF KRANITZ & PHILIPP


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                          CONSENT OF KRANITZ & PHILIPP,
                  SPECIAL SECURITIES COUNSEL TO THE REGISTRANT



         We consent to the reference to us under the caption "Legal Matters" in the registration statement of Heartland Wisconsin Corp. on Form SB-2 (File No. 333-48527).





                                                      /s/ KRANITZ & PHILIPP
                                                        KRANITZ & PHILIPP




Milwaukee, Wisconsin
July 28, 1998